ACACIA
COMMUNICATIONS, INC.
Connecting at the Speed of
Light

Investor Presentation May 9, 2017 Investor Presentation May 9, 2017 Exhibit 99.1

Safe Harbor Statement
This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,”
“potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-
looking statements.
Forward-looking statements represent our management’s beliefs and assumptions only as of the date of the preliminary prospectus,
and
our
actual
future
results
may
be
materially
different
from
what
we
expect.
We
have
included
important
factors
in
the cautionary statements included in our Quarterly Report on Form 10-Q for the three month period ended March 31, 2017 and other
documents
we
have
filed
with
the
SEC,
particularly
in
the
Risk
Factors
section,
that
we
believe
could
cause
actual
results
or
events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
Non-GAAP
Financial
Measures
This presentation includes measures defined by the SEC as non-GAAP financial measures.  We believe that these non-GAAP financial measures can provide useful supplemental information to investors when read in conjunction with our reported results.
Reconciliations of these non-GAAP financial measures to their closest GAAP measures are available in the Appendix to this presentation and descriptions of these non-GAAP financial measures can be found in our earnings release with respect to our first quarter 2017 results.
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Connecting
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ACACIA COMMUNICATIONS, INC.

ACACIA COMMUNICATIONS, INC.

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2
Acacia Highlights
Deliver silicon-based interconnects that transform cloud and communication networks by
simplifying
these
networks,
digitizing
numerous
complex
analog
functions,
and
providing significant improvements in speed, capacity and power consumption
Coherent Optical
Interconnect
Provider
Addressing High
Growth Markets
Driving the
Siliconization of
Optical
Interconnect
First to Market,
Award Winning
Products
Trusted
Leadership
Strong
Financials

ACACIA COMMUNICATIONS, INC.

31
Ga
Gallium
69.723
33
As
Arsenic
74.922
InP
Indium
Phosphide
Lithium
Niobate

Most Network Elements Benefit from Silicon Economies of Scale
Connecting at the Speed of Light
Was Both Difficult and Costly
Servers
Storage
Smart Phones
Switches/Routers
Computers
Most
Optical
Interconnects
Linking
These
Elements
Were
Analog
and
Not
Based
on
Silicon
Manual
Network Calibration
Expensive
Fiber Management
Army of
Ph.D.s Required
Leveraging Moore’s Law Today
Exotic Materials
Bulky Components; Low Yield
Large, Costly End-Product
B
A
10 X 10G Required
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ACACIA
COMMUNICATIONS, INC.

Receiver
Variable Attenuator
Modulators

Siliconization of
Optical Interconnect
Transforming Optical Communications
Silicon PIC
DSP ASIC
Multiple discrete, bulky
components
Non-Si PICs based on
esoteric processes
Customized design and
manual integration
–
Significant engineering effort
–
Difficult to innovate
High cost of development
Few commercially available
Existing offerings not
optimized for
–
Power
–
Speed
–
Density
Photonics
Digital Signal Processors
Pol Splitter
Driver
Typical 100G “Pizza Box Sized”
Coherent Line Card
Innovative
Digital Signal Processor
(DSP ASIC) in Latest CMOS Technology
Industry-first
CMOS Photonic
Integrated Circuit (PIC)
1
+
=
> 1 billion transistors
> 50 photonic functions
Tap Detectors
1.
Commercially available for coherent applications
Acacia Optical Interconnect Solutions: high-speed, lower-cost, lower-power consumption
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Siliconization of Optical Interconnect
Significantly Reducing Complexity and Cost of High Speed Networks
Plug and play with a
variety of network equipment
Simplifies
optical link management eliminating complex manual calibration
Key characteristics: speed, industry leading density
and power efficiency, automation
and manageability
Metro
Long-Haul
Inter-Data Center
Modules
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SaaS
PaaS
IaaS
44%
64%
32%
56%
40%
58%
0%
10%
20%
30%
40%
50%
60%
70%
Current Year
Year 1 – 3

## Global IP Traffic Growth / Top-Line

Global IP traffic will increase 3-fold from 2015–2020

22% CAGR
2015–2020
Exabytes per Month
250
200
150
100
50
0
72.5
88.7
108.5
132.1
160.6
194.4
2015
2016
2017
2018
2019
2020

Increased Data and
Video Consumption
Growth in Mobile and
4GLTE/5G Communications
Proliferation of
Cloud Services
Adoption of the
“Internet of Things”
Changing
Traffic Patterns
Traffic Demand is Growing for Traditional Carriers
and Web 2.0 Content Providers
Bandwidth and Network Capacity Growth
Source: Journey to the Cloud, The Creative CIO Agenda, KPMG , 2017
Source: Cisco VNI Global IP Traffic Forecast 2015-2020
Cloud Investments by Type
(Significant IT budgets > US$250m)
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100G+1
100/200/400G
The rest of WDM market
Sales ($)
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

All the rest
China
Cloud
$ millions
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Inter-Data Center (Million $)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2015
2016 (F)
2017 (F)
2018 (F)
2019 (F)
2020 (F)

Key Market Segments
1.
Source: LightCounting
2.
Source: ACG Research Sept 2016
2
32%
CAGR
Sales of Optics Components and Modules
According to LightCounting, optical
component spend is estimated to reach $12+
billion by 2022
Three drivers for 100G+ market growth:
–
DCI
Low-power, high-density, low-cost per bit
–
Metro
Density, low-cost, plugability,
interoperability
–
China
Low-power, easy to deploy DCOs
1
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Diverse Set of Skills and Expertise Represents High Barrier to Entrance
Acacia Has All the Pieces to the
High-Speed Interconnect Puzzle
Superior performance
Higher density
Easy to deploy and manage
Lower-cost
DSP
Radio
Frequency
Software
Optics
Siliconization
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Sky
100G
Metro
Everest
100G
LH
Rapid Pace of Innovation
2011
2012
2013
2014
2015
Strong and diverse portfolio of patents and intellectual property
2016
Optical Performance, Low Power, Rich Feature Set
BGA
0.4 Inch
2
Many
discrete
components
1.5 Inch
2
Significant cost and size reduction
SiPh
PIC
0.4 Inch
2
SiPh
PIC
2011
2012
2013
2014
2015
2016
2017
2017
Mouna Kea
100G
ULH
K2
40G
ULH
Denali
400G
ULH/Metro
Multi-core
Meru
200G
Metro
Pico
1.2T
DCI/Metro/LH
Multi-core
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ACACIA COMMUNICATIONS, INC.

ACACIA

FIERCE INNOVATION AWARDS

LIGHTWAVE INNOVATION REVIEWS 5.0

Family of products meet needs of
network operators
–
Compact, low-power industry-
standard interfaces
–
Integration in silicon
CFP2-ACO and industry’s
first CFP2-DCO module
Integrates easily into all classes of
Communication Equipment
High yield / lower cost manufacturing
driven by CMOS process
Silicon
Coherent
PIC
Dual-core
DSP
100G MSA
100G CFP-DCO
400G Module
200G CFP2-DCO
1st
Inter-
Data
Center
Long
Haul
Metro
1st
1st
First-to-Market, Award Winning Products
Blending High Performance, Scale and Cost-Efficiency
We believe we are the first to introduce to the market:
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100
80
60
40
20
0
5x7
CFP
AC400
CFP2
400G OIF
2012 2013 2014 2015 2016 2017 2018 2019

15%
4%
81%
10%
19%
71%

Expanding coherent applications
Sub
LH
Metro
Inter-DC
5G
Provide low total cost of ownership
Acacia: Technology innovation and vertical integration
driving cost and power reductions
DCO/ACO gaining share in coherent market
Use of Acacia modules enables a faster time to market
than use of individual components
Acacia DCO: CFP
CFP2
400G OIF
Cloud and content providers looking to disaggregate
Avoid being locked-in to single vendor
Looking for best and lowest cost solutions
Voyager platform within TIP is one example
–
“white box” solution based on AC400
Autonomous and secure networks
Adding intelligence, performance metrics, encryption
Increasing value by continued innovation
Trends and Accomplishments
2017
1
2019
1
DCO
ACO
Non-Pluggable
1
Source: LightCounting
Riding Moore’s Law
Power/100G (W)
~40%/year reduction
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Our Growth Strategy
Increased
Investment in all
Networks –
100G
and Higher
Expansion
Opportunity
with Existing
Customers
Expand
Customer
Base –
Driven
by Network
Equipment
Transformation
Grow into
Adjacent
Markets
Continued
Innovation
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Expanding Coherent Markets
Time
Markets that may benefit from low-power DSP and SiPh technology
Units
Reducing Power, Size
and Cost through
Siliconization
Long-Haul
Metro
Inter DC
Intra DC
5G, Access
New Markets
A-CFP2
400G OIF
DSP+PIC
Tb plus
CFP
AC400
D-CFP2
Today
Future
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Financial Performance
Revenue ($mm)
Quarterly Revenue ($mm)
*Midpoint
of
$85M
-
$95M
Range
Data
83%
CAGR
Year-Over-Year
Change %
$78
$146
$239
$478
2013A
2014A
2015A
2016A
$47
$58
$65
$69
$84
$116
$135
$142
$115
$90
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2*
2015
2016
2017
73%
86%
40%
67%
79%
101%
107%
108%
36%
-22%
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Continued Customer Diversification
Revenue From Existing and New Customers
1
1
New Customers defined as customers who first purchased products from Acacia after the initial 8 customers in 2011.
Ongoing diversification of
customer base continues
Revenue from new customers
increased from Q1 2016 to
Q1 2017
Primary drivers of growth are the
China, metro and DCI markets
In Q1 2017, we had 2 customers
that each represented more than
10% of revenue and 3 additional
customers represented over 5%
of revenue each
$85
*Rounded numbers represented
A = Actual
$478
2014A
2015A
2016A
Q116A
Q117A
Original 8 Customers
New Customers
$146
$239
$115
2014-2015
Growth Rate %
2015-2016
Growth Rate %
Q1 16 -
Q1 17
Growth Rate %
New Customers
284%
97%
223%
Original 8 Customers
37%
101%
6%
Growth Rates
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Proven
Operating Leverage and
Demonstrated Profitability
Non-GAAP
Net Income
1
($mm)
Capital
Efficiency
Leveraged
Sales Model
Low Sales and
Support Costs
Efficient
R&D
Key Drivers
*Midpoint of $10M -
$15M
Range Data
1
This is a “non-GAAP financial measure” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is provided in the Appendix to this presentation.
Descriptions of this non-GAAP financial measure can be found in the company’s earnings release with respect to its first quarter 2017 results
% of
Revenue
$14
$32
$123
$15
$29
$41
$39
$32
$13
2014A
2015A
2016A
Q116A
Q216A
Q316A
Q416A
Q117A
Q217F*
10%
14%
26%
17%
25%
30%
27%
28%
14%
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Long-Term Financial Goals
Percent of Revenue
(Non-GAAP Basis)
Gross Profit Margin
36%
39%
47%
42%
47%
47%
48%
50%
48% - 50%
Research & Development
19%
16%
13%
18%
14%
11%
12%
13%
17% - 19%
Sales, General & Administrative
5%
5%
4%
5%
5%
4%
4%
7%
6% - 8%
Operating Margin
12%
18%
29%
19%
28%
32%
32%
30%
23% - 27%
Tax Rate (on Profit Before Tax)
16%
25%
11%
10%
11%
6%
16%
8%
9% - 12%
Net Income Margin
10%
14%
26%
17%
25%
30%
27%
28%
21% - 25%
2014A
(Audited)
Q4
2016A
Target
Range
Q1
2016A
2015A
(Audited)
Q2
2016A
2016A
(Audited)
Q3
2016A
Q1
2017A
These long-term financial goals are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future circumstances, which are subject to change. Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Form 10-Q for the fiscal quarter ended March 31, 2017, that we have filed with the SEC.  These long-term financial goals include “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliations of such historical non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided in the Appendix to this presentation.  Acacia Communications has not reconciled the forward-looking non-GAAP measures included in these long-term financial goals because the expected tax benefits derived from any disqualifying dispositions of equity awards during the periods included in these long-range goals cannot be reasonably calculated or predicted at this time and, accordingly, a reconciliation is not available without unreasonable effort.  Descriptions of the non-GAAP financial measures included in these long-term financial goals can be found in the company’s earnings release with respect to its first quarter 2017 results.
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APPENDIX

Reconciliation of GAAP to Non-GAAP
2014
2015
2016
2016
2017
Non-GAAP Gross Profit;Non-GAAP Gross Profit
Margin
Gross profit
$52,676
$93,706
$220,987
$35,406
$56,300
Stock-based compensation
17
75
1,629
32
442
Non-GAAP gross profit
$52,693
$93,781
$222,616
$35,438
$56,742
Non-GAAP gross profit margin
36.0%
39.2%
46.5%
41.9%
49.5%
Non-GAAP R&D Expenses
GAAP research and development expenses
$28,471
$38,645
$75,696
$15,414
$17,728
Stock-based compensation
258
561
12,347
189
2,992
Non-GAAP research and development expenses
$28,213
$38,084
$63,349
$15,225
$14,736
Non-GAAP SG&A Expenses
GAAP selling, general and administrative expenses
$6,615
$13,124
$27,676
$4,054
$8,691
Stock-based compensation
132
189
6,769
69
1,198
Non-GAAP selling, general and administrative expenses
$6,483
$12,935
$20,907
$3,985
$7,493
Non-GAAP Operating Expenses
GAAP operating expenses
$35,194
$51,769
$103,397
$19,468
$26,419
Stock-based compensation
390
750
19,116
258
4,190
Non-GAAP operating expenses
$34,804
$51,019
$84,281
$19,210
$22,229
Non-GAAP Income from Operations
(Loss) income from operations
$17,482
$41,937
$117,590
$15,938
$29,881
Stock-based compensation
407
825
20,745
290
4,632
Non-GAAP income from operations
$17,889
$42,762
$138,335
$16,228
$34,513
(in thousands)
Year Ended
December 31,
Quarter Ended
March 31,
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Reconciliation of GAAP to Non-GAAP
2014
2015
2016
2016
2017
Non-GAAP Net Income
Net (loss) income
$13,520
$40,520
$131,577
$14,598
$35,709
Stock-based compensation
407
825
20,745
290
4,632
Change in fair value of preferred stock warrant liability
483
2,154
3,361
(248)
–
Reversal of valuation allowance
–
(11,142)
0
–
Tax effect of excluded items
–
(47)
(32,324)
(69)
(8,297)
Non-GAAP net income
$14,410
$32,310
$123,359
$14,571
$32,044
Non-GAAP Effective Tax Rate
GAAP Effective Tax Rate
17.8%
(1.8%)
(14.8%)
9.7%
(17.9%)
Total adjustments to GAAP provision for income taxes
(0.9%)
26.3%
25.9%
0.4%
26.1%
Non-GAAP effective tax rate
16.9%
24.5%
11.1%
10.1%
8.2%
Adjusted EBITDA
GAAP Net (loss) income
$13,520
$40,520
$131,577
$14,598
$35,709
Depreciation
2,662
4,576
9,168
1,666
2,877
Interest expense(income), net
390
135
(453)
(9)
(445)
Provision(benefit) for income taxes
2,933
(715)
(16,956)
1,577
(5,421)
EBITDA
$19,505
$44,516
$123,336
$17,832
$32,720
Stock-based compensation
407
825
20,745
290
4,632
Change in fair value of preferred stock warrant liability
483
2,154
3,361
(248)
–
Adjusted EBITDA
$20,395
$47,495
$147,442
$17,874
$37,352
Year Ended
December 31,
(in thousands)
Quarter Ended
March 31,
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